Putnam
Discovery
Growth
Fund

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

12-31-03

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From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]

John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

As we consider how the financial markets may perform in 2004, we think it is important to take note of the increasingly positive trends that have become apparent in the U.S. economy and financial markets. The stimulus provided by fiscal and monetary policies has drawn the economy out of the slump of early 2003 and rising profits prompted a broad rally for stocks. Small-company stocks led the way, as is often the case early in an expansion, but after such a phase the market typically shifts gears to show greater equilibrium across investment styles. We see indications that these trends will take shape in the remainder of the year and know that Putnam management teams will seek to position the funds to benefit from them.

We are pleased to report that Putnam Discovery Growth Fund posted positive returns for the fiscal year ended December 31, 2003. Though strong on an absolute basis, these returns lagged those of the fund's two benchmark indexes and its Lipper peer group average, primarily due to the fund's emphasis on large-cap stocks. Details can be found on the facing page.

During the fiscal period, your fund's management teams positioned the portfolio to take advantage of the much-improved economic climate and the possibility of increased capital spending. The management teams discuss their investment strategy in detail in the following report and conclude by offering their view of prospects of the fiscal year that has just begun.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

February 18, 2004


Report from Fund Management

Fund highlights

 * In absolute terms, Putnam Discovery Growth Fund achieved strongly positive results for the year ended December 31, 2003. Total return on class A shares was 32.57% at net asset value (NAV) and 24.96% at public offering price (POP).

 * Due in part to its emphasis on larger-capitalization stocks, the fund lagged its benchmarks, the Russell Midcap Growth Index and the Russell 2500 Growth Index, which returned 42.71% and 46.31%, respectively, for the year.

 * The fund also underperformed the average for its Lipper category, Multi-Cap Growth Funds, which was 35.35%.

 * See the Performance Summary beginning on page 8 for complete fund performance, comparative performance, and Lipper data.

Performance commentary

An improving economic environment contributed to your fund's positive results during the past 12 months. Growth stocks across all capitalization ranges performed well, but the market was layered. The best performance in 2003 came from the smaller-capitalization stocks, followed by mid caps and then large caps. Your fund is committed to maintaining a presence in all three groups, while its benchmark and Lipper category are more focused on small- to mid-cap stocks. Consequently, the fund's underperformance reflects this layered environment.

FUND PROFILE

Putnam Discovery Growth Fund seeks long-term growth of capital by investing in companies of all sizes across a range of industries. The fund is designed for investors aggressively seeking long-term capital appreciation primarily through common stocks of U.S. companies.

Three years of severe declines had driven the price of many small-cap stocks below $10 a share, and these were the issues that took off most swiftly, leaving larger stocks racing to catch up. However, in December, many issues, including some of the fund's holdings, gave back some of their gains from earlier in the year. For 2003 overall, the technology, retail, restaurants, and education sectors performed strongly.


Market overview

In the aftermath of the stock market bubble of 1999, the terrorist attacks of September 11, 2001, and the decline in the United States economy, the recession itself proved to be fairly shallow, from an economic perspective. However, the employment recession has been severe. In the past, weak consumer spending typically led the economy into recession. This time consumer spending remained relatively strong throughout most of the economic decline, but companies tightened their belts, trimming labor costs and curtailing spending. In turn, this dragged the economic numbers down and prompted the Federal Reserve Board and the federal government to put in place significant monetary and fiscal policies designed to avoid deflation and get the economy moving again. Although budget deficits, which had receded into history books, are back, we now have strong government spending, tax cuts for individuals and corporations, and low interest rates, all incentives to stimulate capital spending.

The U.S. stock market essentially marked time in the first quarter of 2003, although there were sharp moves up and down in response to mixed news about the geopolitical and economic climate. However, beginning in the second quarter, as major hostilities came to an end in Iraq and the weakening U.S. dollar made U.S. exports more attractive in foreign markets, the stock market began to rally, led by small- and mid-cap companies -- especially those with higher volatility. Investors' anticipation of a robust recovery, together with historically low interest rates, increased their appetite for risk. Cyclical stocks -- those that tend to move in concert with the economy -- were particularly strong, reflecting widespread hope that the added economic stimulus would sustain consumer spending and rekindle capital investment.

-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 12 MONTHS ENDED 12/31/03
-------------------------------------------------------------------------------
Equities
-------------------------------------------------------------------------------
Russell Midcap Growth Index (midsize-company growth stocks)            42.71%
-------------------------------------------------------------------------------
Russell 2500 Growth Index (growth stocks of small and
midsize companies)                                                     46.31%
-------------------------------------------------------------------------------
Russell 3000 Index (large-company stocks)                              31.06%
-------------------------------------------------------------------------------
MSCI EAFE Index (international stocks)                                 38.59%
-------------------------------------------------------------------------------
Bonds
-------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                         4.10%
-------------------------------------------------------------------------------
JP Morgan Global High Yield Index (global high-yield
corporate bonds)                                                       27.51%
-------------------------------------------------------------------------------
Lehman Government Bond Index (U.S. Treasury and agency
securities)                                                             2.36%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the 12 months ended 12/31/03.
-------------------------------------------------------------------------------

Strategy overview

As the year unfolded, we believed the tax cuts and low interest rates would result in improved economic growth and increased corporate earnings. Consequently, our strategy was to position the portfolio to emphasize stocks likely to benefit from a cyclical rebound in the economy, including capital goods, transportation, and technology. We were also careful to diversify the fund by maintaining weightings in health care and biotechnology. Although stock prices rose during the bulk of the year, making attractive values harder to find, we did find some promising opportunities, both among stocks already held in the portfolio and new candidates. We also capitalized on rising prices to trim some holdings when individual stock prices rose to new highs. Although this fund is designed to pursue growth, we are sensitive to valuations. It is in the nature of growth stocks to be volatile, so we try to take advantage of periods when investor demand is high. This doesn't mean that we eliminate stocks we like just because they go up in price, but we do try to take advantage of some spikes in demand to capture gains.

We are committed to maintaining a diversified portfolio, but as of the end of the fiscal year, our focus was on cyclical stocks. We've begun to build up the fund's weightings in energy, particularly oil-service stocks that are affected by natural gas prices in the U.S. There is a declining supply of domestic natural gas, so we expect a real pickup in drilling now that rising gas prices are increasing the potential profits. Technology remains a major theme because we expect companies worldwide to start spending again after cutting back significantly for three years. Many technology companies are oversold, in our opinion, particularly in electronics and semiconductors, because investors had shied away from this area, making values appear more attractive.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY WEIGHTINGS COMPARED]

TOP INDUSTRY WEIGHTINGS COMPARED

                             as of 6/30/03         as of 12/31/03

Retail                          11.5%                 13.0%

Electronics                     10.5%                 12.1%

Health-care
services                         9.2%                  8.0%

Software                         8.4%                  6.7%

Pharmaceuticals                  7.0%                  4.4%

Footnote reads:
This chart shows how the fund's top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.


How fund holdings affected performance

The four top contributors to the fund's 2003 performance were technology companies, including Marvell Technology Group, Lam Research, and Brooks Automation. Each of these companies has a role in the semiconductor business. Each has done well because, after three years of sluggish capital spending, investors had avoided them, but the companies we selected all had strong balance sheets, appealing products and real earnings. Many did so well in 2003 that we did some trimming to lock in gains. One technology company we liked, Documentum, was acquired by EMC Corp. in the fourth quarter, so although you won't find it in the December 31, 2003, portfolio holdings at the back of this report, it was a strong contributor to the fund's performance this year.

However, not all technology holdings proved rewarding this year. We still own Macromedia, a software company with a product line that didn't sell as well as we had expected. Similarly, Skyworks, a company that provides chips to cell phone manufacturers, also did not meet our expectations in 2003. But as we believe this company will strengthen in 2004, we added to the position. On the other hand, sometimes it seems wisest to call it a day when a stock proves disappointing. We sold Internet Security Systems, a security software company, and Network Associates, both of which missed their earnings targets in 2003.


[GRAPHIC OMITTED: TOP HOLDINGS]

TOP HOLDINGS

 1 Microsoft Corp.
   Software

 2 Intel Corp.
   Electronics

 3 Marvell Technology Group, Ltd.
   (Bermuda)
   Electronics

 4 Lam Research Corp.
   Semiconductors

 5 QLogic Corp.
   Electronics

 6 General Electric Co.
   Conglomerates

 7 Pfizer, Inc.
   Pharmaceuticals

 8 Michaels Stores, Inc.
   Retail

 9 Cisco Systems, Inc.
   Communications equipment

10 Westwood One, Inc.
   Broadcasting

Footnote reads:
These holdings represent 14.6% of the fund's net assets as of 12/31/03. The fund's holdings will change over time.

Although we devote considerable thought to which sectors we expect to do best given the economic climate and market sentiment, our selection process is essentially "bottom up." That is, we put a lot of time and effort into analysis of individual stocks, regardless of which sector they fall into. We believe a great company has the potential to do well no matter which industry it's in.

Biotech companies are a good example of this thinking because they challenge us to find those with future products that are most likely to be approved by the Federal Drug Administration (FDA). Two biotech companies that did well for the fund in 2003 were Celgene and Gilead Sciences. Celgene is the company that produced thalidomide, a drug infamous for producing tragic results when given to pregnant women in the 1950s. The company has produced a new version that is being used successfully to treat major conditions, with full FDA approval. Gilead has developed a product to treat the HIV virus, also with FDA approval.

On the other hand, some of our biotech picks did not work well. InterMune is an example of a biotech company whose products did not get FDA approval and we sold the stock. Trimeris is a similar situation -- a biotech company with a product that did not meet expectations; as a result, we sold the stock. In biotech, we try to take a broad approach, creating a portfolio within the fund's portfolio, because invariably some products do not meet the expectations of our research team. It is not that the companies produce inferior products; more often, the FDA wants more studies or tests and investors react negatively.

Health-care stocks in general did not have a good year in 2003. When you have an improving economy, there is typically a lot of rotation in the market, and investment dollars tend to flow into more cyclical areas. On balance, the hospital groups experienced strong earnings growth in 2003 but were largely ignored by investors. However, two of the fund's health-care holdings provided strongly positive results for the fund when they were acquired by other companies. Advance PCS, a pharmacy benefit company, and Scios Nova, a biopharmaceutical research firm in which we sold our position by period-end, were taken over at a premium to their market price. Three companies we like for 2004 -- Community Health, Universal Health, and Health Management -- we believe to be strong companies in the rural hospital market, where demographic trends are likely to encourage growth no matter what direction the economy takes.

Although the retail area was mixed in 2003, the fund owns Chico's FAS, a successful company in women's fashion that is expanding rapidly. The restaurant area more than held its own this year. One standout for the fund was Applebee's, which did well as casual dining made a comeback. However, the single stock that had the most negative impact on the fund this year was media company Westwood One. The broadcast and media markets were disappointing because spending on advertising was weaker than we had expected, but our current forecast is for stronger spending in communications in 2004 as the economy gains momentum. Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.


OF SPECIAL INTEREST

Putnam introduces a new redemption fee to protect long-term investors in the funds. To discourage attempts to profit from short-term trading and help preserve the value of your long-term investment, Putnam is introducing one of the most stringent short-term redemption fees in the industry. For shares purchased on or after April 19, 2004, a 2% redemption fee will be applied to shares exchanged or sold within 5 calendar days of purchase. The fee applies to all Putnam funds except money market funds, variable annuity funds, and closed-end funds. A 1% redemption fee currently applicable to international, global, and taxable high-yield funds may still be imposed on shares that are exchanged or redeemed within 90 days of purchase. Please see your fund's prospectus for additional information or talk to your financial advisor.

The fund's management teams

The fund is managed by the Putnam Specialty Growth and Large-Cap Growth teams. The members of the Specialty Growth Team are Roland Gillis (Portfolio Leader), Daniel Miller (Portfolio Member), Anthony Sellitto, and Richard Weed. The members of the Large-Cap Growth Team are David Santos (Portfolio Member), Tony Elavia, Brian O'Toole, and Walt Pearson.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management teams' plans for responding to them.

The government's efforts to jump start the economy began to bear fruit in the latter part of this year, as Gross Domestic Product (GDP) numbers rose dramatically. Currently the stock market is anticipating a "virtuous circle" -- a strong economy, leading to improving earnings, leading to more jobs. This scenario is the basis of our outlook for another positive year for the stock market in 2004. We are already starting to see corporations spending more, although jobs continue to lag, and we believe they will continue to lag until companies become convinced that the recovery is real.

One of the risks for the year is that the market always climbs a wall of worry. Last year (and for the past three years) the number-one worry was that the economy might go into a deep recession or enter a deflationary period. Now, investors are doing an about face. The big worries are jobs and the prospect of inflation. Too much growth could prompt the Federal Reserve Board to raise interest rates to cool the economy, but we believe the Fed has already signaled its disinclination to do so, preferring some inflation to keep the economy moving. The weak dollar has a positive effect because it makes American exports more affordable to foreign buyers. The dual effects of raising overseas sales and decreasing imports should also help reduce the trade deficit. However, if the dollar weakens too much, it would be a negative.

Rather than trying to predict broad economic, sector, or market trends, we continue to focus our research and analytical efforts on bottom-up stock selection. Regardless of the market's direction in coming months, we are committed to our disciplined process because we believe it will reward investors over time.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. The fund invests all or a portion of its assets in small to midsize companies. Such investments increase the risk of greater price fluctuations.


Performance summary

This section provides information about your fund's performance during its fiscal year, which ended December 31, 2003. Performance should always be considered in light of a fund's investment strategy. Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. A profile of your fund's strategy appears on the first page of this report. See page 10 for definitions of some terms used in this section.

----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 12/31/03
----------------------------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C               Class M          Class R
(inception dates)             (4/14/93)             (10/2/95)              (2/1/99)             (10/2/95)        (12/1/03)
----------------------------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP        NAV
----------------------------------------------------------------------------------------------------------------------------------
1 year                    32.57%     24.96%     31.50%     26.50%     31.67%     30.67%     31.85%     27.29%     32.24%
----------------------------------------------------------------------------------------------------------------------------------
5 years                  -20.61     -25.16     -23.54     -24.90     -23.37     -23.37     -22.52     -25.23     -21.57
Annual average            -4.51      -5.63      -5.23      -5.57      -5.19      -5.19      -4.98      -5.65      -4.74
----------------------------------------------------------------------------------------------------------------------------------
10 years                  96.40      85.07      82.15      82.15      82.45      82.45      87.10      80.50      91.59
Annual average             6.98       6.35       6.18       6.18       6.20       6.20       6.47       6.08       6.72
----------------------------------------------------------------------------------------------------------------------------------
Annual average
(life of fund)             8.58       7.98       7.77       7.77       7.79       7.79       8.05       7.69       8.31
----------------------------------------------------------------------------------------------------------------------------------

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.75% and 3.50%, respectively (which for class A shares does not reflect a reduction in sales charges that went into effect after December 31, 2003; if this reduction had been in place for all periods indicated, returns would have been higher). Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R share returns have no initial sales charge or CDSC. Performance for class B, C, M, and R shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares. For more recent performance, please visit www.putnaminvestments.com.

-------------------------------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 12/31/03
-------------------------------------------------------------------------------------
                                                                       Lipper
                                                                      Multi-Cap
                            Russell Midcap       Russell 2500       Growth Funds
                             Growth Index        Growth Index     category average*
-------------------------------------------------------------------------------------
1 year                          42.71%              46.31%              35.35%
-------------------------------------------------------------------------------------
5 years                         10.45               20.69               -2.31
Annual average                   2.01                3.83               -1.28
-------------------------------------------------------------------------------------
10 years                       145.65              116.61              145.81
Annual average                   9.40                8.04                8.84
-------------------------------------------------------------------------------------
Annual average
(life of fund)                   9.71                8.73                9.88
-------------------------------------------------------------------------------------

  Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-, 5-, and 10-year periods ended 12/31/03, there were 384, 158, and 63 funds, respectively, in this Lipper category.


[GRAPHIC OMITTED: worm chart CHANGE IN THE VALUE OF A $10,000 INVESTMENT]

CHANGE IN THE VALUE OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment, 12/31/93 to 12/31/03

                   Fund's class A        Russell Midcap         Russell 2500
Date                shares at POP         Growth Index          Growth Index

12/30/93                9,425                10,000                10,000
12/30/94                9,455                 9,784                 9,872
12/30/95               14,196                13,108                13,183
12/30/96               15,291                15,399                15,170
12/30/97               18,872                18,870                17,409
12/30/98               23,311                22,241                17,948
12/30/99               41,936                33,649                27,906
12/30/00               28,414                29,695                23,416
12/30/01               19,735                23,711                20,879
12/30/02               13,960                17,213                14,804
12/30/03              $18,507               $24,565               $21,661

Footnote reads:
Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $18,215 and $18,245, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund's class M shares would have been valued at $18,710 ($18,050 at public offering price). A $10,000 investment in the fund's class R shares would have been valued at $19,159. See first page of performance section for performance calculation method.



--------------------------------------------------------------------------------------------
PRICE AND DISTRIBUTION* INFORMATION 12 MONTHS ENDED 12/31/03
--------------------------------------------------------------------------------------------
                   Class A         Class B         Class C         Class M         Class R
--------------------------------------------------------------------------------------------
Share value:     NAV     POP          NAV             NAV        NAV     POP          NAV
--------------------------------------------------------------------------------------------
12/31/02        $12.16  $12.90++     $11.46          $11.81     $11.71  $12.13         --
--------------------------------------------------------------------------------------------
12/1/03+            --      --           --              --         --      --     $16.32
--------------------------------------------------------------------------------------------
12/31/03         16.12   17.10++      15.07           15.55      15.44   16.00      16.12
--------------------------------------------------------------------------------------------

 * The fund made no distributions during the period.

 + Inception date of class R shares.

++ Does not reflect a reduction in class A sales charges that went into effect after December 31, 2003.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge (since reduced to 5.25%) for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.


Comparative indexes

JP Morgan (formerly Chase) Global High Yield Index is an unmanaged index used to mirror the investable universe of the U.S. dollar global high-yield corporate debt market, including domestic and international issues.

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of international stocks from Europe, Australasia, and the Far East.

Russell Midcap Growth Index is an unmanaged index of all medium and medium/small companies in the Russell 1000 Index chosen for their growth orientation.

Russell 2500 Growth Index is an unmanaged index of the smallest 2,500 companies in the Russell 3000 Index chosen for their growth orientation.

Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies in the Russell universe.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


Putnam's policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Independent Auditors' Report, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


Independent auditors' report

To the Trustees and Shareholders of
Putnam Discovery Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Putnam Discovery Growth Fund, formerly the Putnam Voyager Fund II, (the "fund"), at December 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with the accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express and opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 11, 2004


The fund's portfolio
December 31, 2003

Common stocks (98.7%) (a)
Number of shares                                                          Value

Advertising and Marketing Services (0.6%)
-------------------------------------------------------------------------------
       162,670 Lamar Advertising Co. (NON)                           $6,070,844
        31,100 Omnicom Group, Inc.                                    2,715,963
                                                                 --------------
                                                                      8,786,807

Aerospace and Defense (0.2%)
-------------------------------------------------------------------------------
        39,900 United Technologies Corp.                              3,781,323

Airlines (1.2%)
-------------------------------------------------------------------------------
       295,300 JetBlue Airways Corp. (NON)                            7,831,356
       208,900 Ryanair Holdings PLC ADR (Ireland)
               (NON)                                                 10,578,696
                                                                 --------------
                                                                     18,410,052

Automotive (1.0%)
-------------------------------------------------------------------------------
        72,900 Donaldson Co., Inc.                                    4,312,764
       260,000 Gentex Corp.                                          11,481,600
                                                                 --------------
                                                                     15,794,364

Banking (2.6%)
-------------------------------------------------------------------------------
       100,700 Investors Financial Services Corp.                     3,867,887
       167,000 New York Community Bancorp, Inc.                       6,354,350
       216,500 State Street Corp.                                    11,275,320
       322,400 TCF Financial Corp.                                   16,555,240
       100,000 U.S. Bancorp                                           2,978,000
                                                                 --------------
                                                                     41,030,797

Beverage (0.7%)
-------------------------------------------------------------------------------
        88,400 Anheuser-Busch Cos., Inc.                              4,656,912
       125,400 PepsiCo, Inc.                                          5,846,148
                                                                 --------------
                                                                     10,503,060

Biotechnology (3.8%)
-------------------------------------------------------------------------------
       192,000 Amgen, Inc. (NON)                                     11,865,600
       528,500 Amylin Pharmaceuticals, Inc. (NON)                    11,743,270
        26,400 Biogen Idec, Inc. (NON)                                  970,992
       172,000 Celgene Corp. (NON)                                    7,743,440
        19,100 Genentech, Inc. (NON)                                  1,787,187
        64,000 Genzyme Corp. (NON)                                    3,157,760
        16,900 Gilead Sciences, Inc. (NON)                              982,566
       314,300 Medicines Co. (NON)                                    9,259,278
       120,900 Neurocrine Biosciences, Inc. (NON)                     6,593,886
       156,100 OSI Pharmaceuticals, Inc. (NON)                        5,027,981
                                                                 --------------
                                                                     59,131,960

Broadcasting (2.8%)
-------------------------------------------------------------------------------
       114,900 Citadel Broadcasting Corp. (NON)                       2,570,313
       440,000 Cumulus Media, Inc. Class A (NON)                      9,680,000
       237,800 Entercom Communications Corp. (NON)                   12,593,888
       545,500 Westwood One, Inc. (NON)                              18,661,555
                                                                 --------------
                                                                     43,505,756

Building Materials (0.1%)
-------------------------------------------------------------------------------
        37,300 Masco Corp.                                            1,022,393

Cable Television (0.2%)
-------------------------------------------------------------------------------
        97,700 Comcast Corp. Class A (Special)
               (NON)                                                  3,056,056

Chemicals (0.6%)
-------------------------------------------------------------------------------
       118,700 3M Co.                                                10,093,061

Commercial and Consumer Services (1.4%)
-------------------------------------------------------------------------------
       134,700 CDW Corp.                                              7,780,272
       111,001 Choicepoint, Inc. (NON)                                4,228,028
        20,200 eBay, Inc. (NON)                                       1,304,718
       333,800 Robert Half International, Inc.
               (NON)                                                  7,790,892
                                                                 --------------
                                                                     21,103,910

Communications Equipment (3.9%)
-------------------------------------------------------------------------------
       113,200 Avaya, Inc. (NON)                                      1,464,808
       793,800 Cisco Systems, Inc. (NON)                             19,281,402
       236,600 Foundry Networks, Inc. (NON)                           6,473,376
       582,400 Juniper Networks, Inc. (NON)                          10,879,232
       109,500 QUALCOMM, Inc.                                         5,905,335
        75,000 SafeNet, Inc. (NON)                                    2,307,750
        34,500 Scientific-Atlanta, Inc.                                 941,850
       791,600 Sonus Networks, Inc. (NON)                             5,984,496
       907,500 Tellabs, Inc. (NON)                                    7,650,225
                                                                 --------------
                                                                     60,888,474

Computers (2.8%)
-------------------------------------------------------------------------------
       222,500 Dell, Inc. (NON)                                       7,556,100
       331,300 Emulex Corp. (NON)                                     8,839,084
       189,500 Hewlett-Packard Co.                                    4,352,815
        76,400 IBM Corp.                                              7,080,752
       115,600 Lexmark International, Inc. (NON)                      9,090,784
       318,600 Network Appliance, Inc. (NON)                          6,540,858
                                                                 --------------
                                                                     43,460,393

Conglomerates (1.4%)
-------------------------------------------------------------------------------
       684,100 General Electric Co.                                  21,193,418

Consumer Finance (1.2%)
-------------------------------------------------------------------------------
       105,600 Capital One Financial Corp.                            6,472,224
       467,500 MBNA Corp.                                            11,617,375
                                                                 --------------
                                                                     18,089,599

Consumer Goods (1.7%)
-------------------------------------------------------------------------------
        39,800 Alberto-Culver Co. Class B                             2,510,584
        37,700 Avon Products, Inc.                                    2,544,373
        93,000 Procter & Gamble Co.                                   9,288,840
        63,700 Weight Watchers International, Inc.
               (NON)                                                  2,444,169
       330,800 Yankee Candle Co., Inc. (The) (NON)                    9,040,764
                                                                 --------------
                                                                     25,828,730

Consumer Services (0.1%)
-------------------------------------------------------------------------------
        78,600 Alliance Data Systems Corp. (NON)                      2,175,648

Distribution (0.5%)
-------------------------------------------------------------------------------
       218,700 Performance Food Group Co. (NON)                       7,910,379

Electronics (12.1%)
-------------------------------------------------------------------------------
     3,690,700 Agere Systems, Inc. Class A (NON)                     11,256,635
        69,000 Analog Devices, Inc.                                   3,149,850
       274,800 Broadcom Corp. Class A (NON)                           9,367,932
       601,400 Brooks Automation, Inc. (NON)                         14,535,838
       287,900 Cypress Semiconductor Corp. (NON)                      6,149,544
       680,700 Exar Corp. (NON)                                      11,626,356
       721,600 Integrated Device Technology, Inc.
               (NON)                                                 12,389,872
       796,100 Intel Corp.                                           25,634,420
       447,900 Intersil Corp. Class A                                11,130,315
       412,500 Jabil Circuit, Inc. (NON)                             11,673,750
       627,000 Marvell Technology Group, Ltd.
               (Bermuda) (NON)                                       23,782,110
       163,900 NVIDIA Corp. (NON)                                     3,810,675
       441,600 QLogic Corp. (NON)                                    22,786,560
        51,300 SanDisk Corp. (NON)                                    3,136,482
     1,395,100 Skyworks Solutions, Inc. (NON)                        12,137,370
       174,400 Texas Instruments, Inc.                                5,123,872
                                                                 --------------
                                                                    187,691,581

Energy (1.9%)
-------------------------------------------------------------------------------
       186,000 BJ Services Co. (NON)                                  6,677,400
        70,600 Cooper Cameron Corp. (NON)                             3,289,960
       160,600 Nabors Industries, Ltd. (NON)                          6,664,900
       317,968 Patterson-UTI Energy, Inc. (NON)                      10,467,507
       146,100 Varco International, Inc. (NON)                        3,014,043
                                                                 --------------
                                                                     30,113,810

Engineering & Construction (0.2%)
-------------------------------------------------------------------------------
        79,600 Jacobs Engineering Group, Inc. (NON)                   3,821,596

Financial (1.4%)
-------------------------------------------------------------------------------
        92,800 Citigroup, Inc.                                        4,504,512
       144,300 eSpeed, Inc. Class A (NON)                             3,378,063
        97,200 Fannie Mae                                             7,295,832
        61,000 Freddie Mac                                            3,557,520
        64,300 SLM Corp.                                              2,422,824
                                                                 --------------
                                                                     21,158,751

Gaming & Lottery (1.5%)
-------------------------------------------------------------------------------
       258,300 Alliance Gaming Corp. (NON)                            6,367,095
       279,500 Harrah's Entertainment, Inc.                          13,910,715
       115,300 Station Casinos, Inc.                                  3,531,639
                                                                 --------------
                                                                     23,809,449

Health Care Services (8.0%)
-------------------------------------------------------------------------------
        30,900 AdvancePCS (NON)                                       1,627,194
        53,000 AmerisourceBergen Corp.                                2,975,950
        24,000 Cardinal Health, Inc.                                  1,467,840
       450,000 Community Health Systems, Inc. (NON)                  11,961,000
       216,800 Coventry Health Care, Inc. (NON)                      13,981,432
        41,600 Express Scripts, Inc. Class A (NON)                    2,763,488
        63,000 Fisher Scientific International,
               Inc. (NON)                                             2,606,310
       568,600 Health Management Associates, Inc.                    13,646,400
       174,700 Henry Schein, Inc. (NON)                              11,806,226
       264,400 Manor Care, Inc.                                       9,140,308
        53,100 Medco Health Solutions, Inc. (NON)                     1,804,869
       116,600 Odyssey Healthcare, Inc. (NON)                         3,411,716
       124,500 Omnicare, Inc.                                         5,028,555
       187,600 Pediatrix Medical Group, Inc. (NON)                   10,334,884
       160,800 UnitedHealth Group, Inc.                               9,355,344
       189,100 Universal Health Services, Inc.
               Class B                                               10,158,452
       117,500 VCA Antech, Inc. (NON)                                 3,640,150
       175,900 WellChoice, Inc. (NON)                                 6,068,550
        27,800 WellPoint Health Networks, Inc.
               (NON)                                                  2,696,322
                                                                 --------------
                                                                    124,474,990

Homebuilding (0.6%)
-------------------------------------------------------------------------------
        55,000 D.R. Horton, Inc.                                      2,379,300
        70,800 Lennar Corp.                                           6,796,800
                                                                 --------------
                                                                      9,176,100

Insurance (0.3%)
-------------------------------------------------------------------------------
        76,900 American International Group, Inc.                     5,096,932

Investment Banking/Brokerage (1.5%)
-------------------------------------------------------------------------------
       514,200 Ameritrade Holding Corp. Class A
               (NON)                                                  7,234,794
        12,600 Legg Mason, Inc.                                         972,468
        43,500 Merrill Lynch & Co., Inc.                              2,551,275
       275,100 T. Rowe Price Group, Inc.                             13,042,491
                                                                 --------------
                                                                     23,801,028

Leisure (0.4%)
-------------------------------------------------------------------------------
        27,400 Harley-Davidson, Inc.                                  1,302,322
       108,000 Multimedia Games, Inc. (NON)                           4,438,800
                                                                 --------------
                                                                      5,741,122

Lodging/Tourism (1.5%)
-------------------------------------------------------------------------------
       789,200 Hilton Hotels Corp.                                   13,518,996
     1,008,800 La Quinta Corp. (NON)                                  6,466,408
       183,600 Scientific Games Corp. Class A (NON)                   3,123,036
                                                                 --------------
                                                                     23,108,440

Manufacturing (0.7%)
-------------------------------------------------------------------------------
        83,800 IDEX Corp.                                             3,485,242
       139,500 Roper Industries, Inc.                                 6,871,770
                                                                 --------------
                                                                     10,357,012

Medical Technology (2.7%)
-------------------------------------------------------------------------------
       180,300 Boston Scientific Corp. (NON)                          6,627,828
        82,500 Guidant Corp.                                          4,966,500
        55,800 Medtronic, Inc.                                        2,712,438
       106,000 Respironics, Inc. (NON)                                4,779,540
        31,500 St. Jude Medical, Inc. (NON)                           1,932,525
       231,400 Thoratec Corp. (NON)                                   3,010,514
       126,000 Varian Medical Systems, Inc. (NON)                     8,706,600
       140,300 Zimmer Holdings, Inc. (NON)                            9,877,120
                                                                 --------------
                                                                     42,613,065

Oil & Gas (1.4%)
-------------------------------------------------------------------------------
       333,100 Chesapeake Energy Corp.                                4,523,498
       163,400 Noble Corp. (Cayman Islands) (NON)                     5,846,452
       100,800 Pioneer Natural Resources Co. (NON)                    3,218,544
       302,500 XTO Energy, Inc.                                       8,560,750
                                                                 --------------
                                                                     22,149,244

Pharmaceuticals (4.4%)
-------------------------------------------------------------------------------
       103,000 Abbott Laboratories                                    4,799,800
        51,700 Allergan, Inc.                                         3,971,077
       113,900 Barr Laboratories, Inc. (NON)                          8,764,605
       141,200 Cephalon, Inc. (NON)                                   6,835,492
        20,400 Eli Lilly Co.                                          1,434,732
       132,100 Johnson & Johnson                                      6,824,286
        25,900 Mylan Laboratories, Inc.                                 654,234
       595,400 Pfizer, Inc.                                          21,035,482
       140,000 Watson Pharmaceuticals, Inc. (NON)                     6,440,000
       177,700 Wyeth                                                  7,543,365
                                                                 --------------
                                                                     68,303,073

Restaurants (2.2%)
-------------------------------------------------------------------------------
       327,000 Applebee's International, Inc.                        12,841,290
       104,300 CBRL Group, Inc.                                       3,990,518
        94,200 Outback Steakhouse, Inc.                               4,164,582
       201,900 P.F. Chang's China Bistro, Inc.
               (NON)                                                 10,272,672
        81,700 Starbucks Corp. (NON)                                  2,701,002
                                                                 --------------
                                                                     33,970,064

Retail (13.0%)
-------------------------------------------------------------------------------
       222,500 Advance Auto Parts, Inc. (NON)                        18,111,500
       145,100 Bed Bath & Beyond, Inc. (NON)                          6,290,085
        63,600 Best Buy Co., Inc.                                     3,322,464
       183,800 BJ's Wholesale Club, Inc. (NON)                        4,220,048
       420,322 Chico's FAS, Inc. (NON)                               15,530,898
       123,400 Dick's Sporting Goods, Inc. (NON)                      6,004,644
       132,800 Dollar Tree Stores, Inc. (NON)                         3,991,968
       158,300 Family Dollar Stores, Inc.                             5,679,804
       255,800 Home Depot, Inc. (The)                                 9,078,342
       192,300 Linens 'N Things, Inc. (NON)                           5,784,384
       283,200 Lowe's Companies, Inc.                                15,686,448
       475,600 Michaels Stores, Inc.                                 21,021,520
       330,000 Pacific Sunwear of California, Inc.
               (NON)                                                  6,969,600
       173,100 PETCO Animal Supplies, Inc. (NON)                      5,270,895
       466,000 PETsMART, Inc.                                        11,090,800
       579,500 Ross Stores, Inc.                                     15,316,185
       186,700 Staples, Inc. (NON)                                    5,096,910
       154,100 TJX Cos., Inc. (The)                                   3,397,905
       166,600 Tractor Supply Co. (NON)                               6,479,074
       162,800 Tuesday Morning Corp. (NON)                            4,924,700
       312,700 Wal-Mart Stores, Inc.                                 16,588,735
       359,800 Williams-Sonoma, Inc. (NON)                           12,510,246
                                                                 --------------
                                                                    202,367,155

Schools (2.1%)
-------------------------------------------------------------------------------
        29,900 Apollo Group, Inc. Class A (NON)                       2,033,200
       316,700 Career Education Corp. (NON)                          12,690,169
       157,200 Corinthian Colleges, Inc. (NON)                        8,734,032
       285,400 Education Management Corp. (NON)                       8,858,816
                                                                 --------------
                                                                     32,316,217

Semiconductor (3.3%)
-------------------------------------------------------------------------------
       160,200 Cymer, Inc. (NON)                                      7,399,638
        24,000 KLA-Tencor Corp. (NON)                                 1,408,080
       735,200 Lam Research Corp. (NON)                              23,746,960
       684,000 LTX Corp. (NON)                                       10,280,520
       187,900 Novellus Systems, Inc. (NON)                           7,901,195
                                                                 --------------
                                                                     50,736,393

Shipping (1.1%)
-------------------------------------------------------------------------------
       174,300 Expeditors International of
               Washington, Inc.                                       6,564,138
       131,270 Heartland Express, Inc.                                3,175,421
       272,500 J. B. Hunt Transport Services, Inc.
               (NON)                                                  7,360,225
                                                                 --------------
                                                                     17,099,784

Software (6.7%)
-------------------------------------------------------------------------------
       399,000 Amdocs, Ltd. (Guernsey) (NON)                          8,969,520
       152,700 Avid Technology, Inc. (NON)                            7,329,600
       343,200 Cognos, Inc. (Canada) (NON)                           10,508,784
       365,800 Macromedia, Inc. (NON)                                 6,525,872
       450,400 Manhattan Associates, Inc. (NON)                      12,449,056
       467,000 Micromuse, Inc. (NON)                                  3,222,300
     1,059,600 Microsoft Corp. (SEG)                                 29,181,384
       372,900 Siebel Systems, Inc. (NON)                             5,172,123
       259,500 Symantec Corp. (NON)                                   8,991,675
        38,700 VERITAS Software Corp. (NON)                           1,438,092
     1,052,600 webMethods, Inc. (NON)                                 9,631,290
                                                                 --------------
                                                                    103,419,696

Technology Services (1.7%)
-------------------------------------------------------------------------------
        95,000 Accenture, Ltd. Class A (Bermuda)
               (NON)                                                  2,500,400
        61,400 Affiliated Computer Services, Inc.
               Class A (NON)                                          3,343,844
       148,600 Cognizant Technology Solutions Corp.
               (NON)                                                  6,782,104
        35,500 Convergys Corp. (NON)                                    619,830
       144,200 Digital River, Inc. (NON)                              3,186,820
        24,900 Fair, Isaac and Co., Inc.                              1,224,084
        74,800 First Data Corp.                                       3,073,532
       146,700 VeriSign, Inc. (NON)                                   2,391,210
       249,500 Wireless Facilities, Inc. (NON)                        3,707,570
                                                                 --------------
                                                                     26,829,394

Telecommunications (1.1%)
-------------------------------------------------------------------------------
     1,083,300 American Tower Corp. Class A (NON)                    11,721,306
       461,500 Crown Castle International Corp.
               (NON)                                                  5,090,345
                                                                 --------------
                                                                     16,811,651

Textiles (0.2%)
-------------------------------------------------------------------------------
        99,000 Liz Claiborne, Inc.                                    3,510,540

Tobacco (0.2%)
-------------------------------------------------------------------------------
        42,600 Altria Group, Inc.                                     2,318,292

Transportation (0.4%)
-------------------------------------------------------------------------------
       156,200 UTI Worldwide, Inc.                                    5,924,665

Transportation Services (0.2%)
-------------------------------------------------------------------------------
        48,400 United Parcel Service, Inc. Class B                    3,608,220

Waste Management (1.1%)
-------------------------------------------------------------------------------
       203,200 Stericycle, Inc. (NON)                                 9,489,440
       191,800 Waste Connections, Inc. (NON)                          7,244,286
                                                                 --------------
                                                                     16,733,726
                                                                 --------------
               Total Common stocks (cost $1,326,499,061)         $1,532,828,170

Convertible preferred stocks (0.2%) (a) (NON)
Number of shares                                                          Value
-------------------------------------------------------------------------------
       125,000 Bowstreet, Inc. Ser. D, $7.00 cum.
               cv. pfd.  (acquired 10/25/00, cost
               $1,500,000) (Private) (RES)                              $93,750
       399,234 CommVault Systems zero % cv. pfd.
               (acquired various dates  from
               1/30/02 to 9/4/03, cost $1,250,002)
               (Private) (RES)                                        1,437,242
        97,860 Convergent Networks, Inc. Ser. D,
               zero % cv. pfd.  (acquired 9/19/00,
               cost $1,300,077) (Private) (RES)                          44,037
       170,455 Hyperchip, Inc. Ser. C, 8.00% cv.
               pfd. (acquired 9/5/00, cost
               $150,000) (Private) (RES)                                  1,705
        50,000 Lightwave Microsystems Corp. Ser. G,
               $0.80 cv. pfd.  (acquired 10/19/00,
               cost $500,000) (Private) (RES)                               500
       227,459 MarketSoft Software Corp. Ser. D,
               zero % cv. pfd.  (acquired 12/7/00,
               cost $1,110,000) (Private) (RES)                         341,189
       294,117 NuTool, Inc. Ser. C, $0.27 cv. pfd.
               (acquired 11/15/00, cost $999,998)
               (Private) (RES)                                          514,705
       122,060 Totality Corp. Ser. D, $0.346 cum.                        48,824
               cv. pfd. (acquired 7/27/00, cost $528,166)
               (Private) (RES)
        30,246 Vivace Networks, Inc. Ser. C, $0.583
               cv. pfd.  (acquired 9/7/00, cost
               $61,794) (Private) (RES)                                  10,284
                                                                 --------------
               Total Convertible preferred stocks
               (cost $7,400,037)                                     $2,492,236

Short-term investments (1.7%) (a) (cost $26,165,032)
Principal amount                                                          Value
-------------------------------------------------------------------------------
   $26,165,032 Short-term investments held in
               Putnam commingled cash account with
               yields ranging from 0.80% to 1.13%
               and due dates ranging from January
               2, 2004 to February 25, 2004 (d)                     $26,165,032
-------------------------------------------------------------------------------
               Total Investments (cost $1,360,064,130)           $1,561,485,438
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $1,553,599,249.

(NON) Non-income-producing security.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at December 31, 2003 was $2,492,236 or 0.2% of net assets.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at December 31, 2003.

  (d) See Note 1 to the financial statements.

      ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities on deposit with a custodian bank.


Futures contracts outstanding at December 31, 2003

                                         Market           Aggregate        Expiration      Unrealized
                                          value          face value           date        appreciation
------------------------------------------------------------------------------------------------------
S&P 500 Index (Long)                    $3,331,800        $3,321,930          Mar-04          $9,870
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of assets and liabilities
December 31, 2003

Assets
-------------------------------------------------------------------------------
Investments in securities, at value (identified cost
$1,360,064,130) (Note 1)                                       $1,561,485,438
-------------------------------------------------------------------------------
Dividends, interest and other receivables                             571,406
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                                644,452
-------------------------------------------------------------------------------
Receivable for securities sold                                     24,727,977
-------------------------------------------------------------------------------
Receivable for variation margin (Note 1)                                9,570
-------------------------------------------------------------------------------
Total assets                                                    1,587,438,843

Liabilities
-------------------------------------------------------------------------------
Payable to subcustodian (Note 2)                                      964,860
-------------------------------------------------------------------------------
Payable for securities purchased                                   21,413,965
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                          6,840,936
-------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                        2,528,177
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)            287,042
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                192,034
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                            1,845
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                              1,157,578
-------------------------------------------------------------------------------
Other accrued expenses                                                453,157
-------------------------------------------------------------------------------
Total liabilities                                                  33,839,594
-------------------------------------------------------------------------------
Net assets                                                     $1,553,599,249

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                $2,722,479,367
-------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)          (1,370,310,076)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and
liabilities in foreign currencies                                 201,429,958
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                             $1,553,599,249

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($798,400,508 divided by 49,522,111 shares)                            $16.12
-------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $16.12)*+               $17.10
-------------------------------------------------------------------------------
Net asset value and offering price per class B share
($624,076,000 divided by 41,398,409 shares)**                          $15.07
-------------------------------------------------------------------------------
Net asset value and offering price per class C share
($68,305,763 divided by 4,393,893 shares)**                            $15.55
-------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($42,554,831 divided by 2,756,134 shares)                              $15.44
-------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $15.44)*                $16.00
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class R share ($988 divided by 61 shares)                              $16.12
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class Y share ($20,261,159 divided by 1,251,324 shares)                $16.19
-------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

 + Effective January 28, 2004, the maximum front-end sales charge for class A shares will decrease to 5.25%.

   The accompanying notes are an integral part of these financial statements.


Statement of operations
Year ended December 31, 2003

Investment income:
-------------------------------------------------------------------------------
Dividends (net of foreign tax of $3,485)                           $6,198,108
-------------------------------------------------------------------------------
Interest                                                              182,342
-------------------------------------------------------------------------------
Total investment income                                             6,380,450

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                    9,637,589
-------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                      6,714,993
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                             58,362
-------------------------------------------------------------------------------
Administrative services (Note 2)                                       26,583
-------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                               2,047,258
-------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                               6,241,141
-------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                 727,658
-------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                 336,598
-------------------------------------------------------------------------------
Other                                                                 761,547
-------------------------------------------------------------------------------
Total expenses                                                     26,551,729
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                           (861,250)
-------------------------------------------------------------------------------
Net expenses                                                       25,690,479
-------------------------------------------------------------------------------
Net investment loss                                               (19,310,029)
-------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                  174,732,919
-------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                        85,477
-------------------------------------------------------------------------------
Net realized gain on written options (Notes 1 and 3)                  450,031
-------------------------------------------------------------------------------
Net unrealized depreciation of assets and liabilities in
foreign currencies during the year                                     (1,287)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments, futures
contracts and written options during the year                     286,002,039
-------------------------------------------------------------------------------
Net gain on investments                                           461,269,179
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations             $441,959,150
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

                                                       Year ended December 31
Increase (decrease) in net assets                       2003             2002
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment loss                             $(19,310,029)    $(19,432,846)
-------------------------------------------------------------------------------
Net realized gain (loss) on investments          175,268,427     (408,796,618)
-------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
of investments and assets and liabilities in
foreign currencies                               286,000,752      (77,209,256)
-------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                        441,959,150     (505,438,720)
-------------------------------------------------------------------------------
Increase (decrease) from capital share
transactions (Notes 4 and 5)                    (395,652,445)      72,667,096
-------------------------------------------------------------------------------
Total increase (decrease) in net assets           46,306,705     (432,771,624)

Net assets
-------------------------------------------------------------------------------
Beginning of year                              1,507,292,544    1,940,064,168
-------------------------------------------------------------------------------
End of year (including undistributed net
investment income of $--and $--,
respectively)                                 $1,553,599,249   $1,507,292,544
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS A
-----------------------------------------------------------------------------------------------------------------------
Per-share                                                                Year ended December 31
operating performance                             2003            2002            2001            2000            1999
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                             $12.16          $17.19          $24.75          $38.45          $22.70
-----------------------------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------------------------
Net investment loss (a)                           (.12)           (.13)           (.15)           (.26)           (.19)
-----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                        4.08           (4.90)          (7.41)         (12.03)          18.10
-----------------------------------------------------------------------------------------------------------------------
Total from
investment operations                             3.96           (5.03)          (7.56)         (12.29)          17.91
-----------------------------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                      --              --              --           (1.40)          (2.16)
-----------------------------------------------------------------------------------------------------------------------
From return of
capital                                             --              --              --            (.01)             --
-----------------------------------------------------------------------------------------------------------------------
Total distributions                                 --              --              --           (1.41)          (2.16)
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                   $16.12          $12.16          $17.19          $24.75          $38.45
-----------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                           32.57          (29.26)         (30.55)         (32.24)          79.90
-----------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                $798,401        $780,198      $1,023,512      $1,518,521      $1,663,371
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                         1.34            1.26            1.10             .99            1.03
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)                         (.88)           (.90)           (.80)           (.74)           (.71)
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                           61.97           74.98 (d)       83.46          104.69           89.74
-----------------------------------------------------------------------------------------------------------------------

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(d) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam New Century Growth Fund and Putnam Technology Fund (Note 5).

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS B
-----------------------------------------------------------------------------------------------------------------------
Per-share                                                                Year ended December 31
operating performance                             2003            2002            2001            2000            1999
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                             $11.46          $16.32          $23.67          $37.13          $22.13
-----------------------------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------------------------
Net investment loss (a)                           (.21)           (.22)           (.28)           (.51)           (.38)
-----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                        3.82           (4.64)          (7.07)         (11.54)          17.54
-----------------------------------------------------------------------------------------------------------------------
Total from
investment operations                             3.61           (4.86)          (7.35)         (12.05)          17.16
-----------------------------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                      --              --              --           (1.40)          (2.16)
-----------------------------------------------------------------------------------------------------------------------
From return of
capital                                             --              --              --            (.01)             --
-----------------------------------------------------------------------------------------------------------------------
Total distributions                                 --              --              --           (1.41)          (2.16)
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                   $15.07          $11.46          $16.32          $23.67          $37.13
-----------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                           31.50          (29.78)         (31.05)         (32.75)          78.56
-----------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                $624,076        $596,850        $769,099      $1,363,831      $1,505,719
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                         2.09            2.01            1.85            1.74            1.78
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)                        (1.63)          (1.65)          (1.54)          (1.49)          (1.46)
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                           61.97           74.98 (d)       83.46          104.69           89.74
-----------------------------------------------------------------------------------------------------------------------

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(d) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam New Century Growth Fund and Putnam Technology Fund (Note 5).

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS C
-----------------------------------------------------------------------------------------------------------------------
                                                                                                                For the
                                                                                                                 period
                                                                                                                 Feb. 1,
                                                                                                                1999+ to
Per-share                                                        Year ended December 31                          Dec. 31
operating performance                             2003            2002            2001            2000            1999
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                             $11.81          $16.82          $24.40          $38.21          $23.95
-----------------------------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------------------------
Net investment loss (a)                           (.22)           (.22)           (.29)           (.53)           (.38)
-----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                        3.96           (4.79)          (7.29)         (11.87)          16.80
-----------------------------------------------------------------------------------------------------------------------
Total from
investment operations                             3.74           (5.01)          (7.58)         (12.40)          16.42
-----------------------------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                      --              --              --           (1.40)          (2.16)
-----------------------------------------------------------------------------------------------------------------------
From return of
capital                                             --              --              --            (.01)             --
-----------------------------------------------------------------------------------------------------------------------
Total distributions                                 --              --              --           (1.41)          (2.16)
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                   $15.55          $11.81          $16.82          $24.40          $38.21
-----------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                           31.67          (29.79)         (31.07)         (32.74)          69.50*
-----------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                 $68,306         $70,454         $75,676        $119,909         $76,097
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                         2.09            2.01            1.85            1.74            1.63*
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)                        (1.63)          (1.65)          (1.55)          (1.49)          (1.34)*
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                           61.97           74.98 (d)       83.46          104.69           89.74
-----------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(d) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam New Century Growth Fund and Putnam Technology Fund (Note 5).

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS M
-----------------------------------------------------------------------------------------------------------------------
Per-share                                                                Year ended December 31
operating performance                             2003            2002            2001            2000            1999
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                             $11.71          $16.63          $24.05          $37.61          $22.34
-----------------------------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------------------------
Net investment loss (a)                           (.19)           (.19)           (.24)           (.43)           (.32)
-----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                        3.92           (4.73)          (7.18)         (11.72)          17.75
-----------------------------------------------------------------------------------------------------------------------
Total from
investment operations                             3.73           (4.92)          (7.42)         (12.15)          17.43
-----------------------------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                      --              --              --           (1.40)          (2.16)
-----------------------------------------------------------------------------------------------------------------------
From return of
capital                                             --              --              --            (.01)             --
-----------------------------------------------------------------------------------------------------------------------
Total distributions                                 --              --              --           (1.41)          (2.16)
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                   $15.44          $11.71          $16.63          $24.05          $37.61
-----------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                           31.85          (29.59)         (30.85)         (32.59)          79.04
-----------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                 $42,555         $44,378         $71,777        $121,244        $170,662
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                         1.84            1.76            1.60            1.49            1.53
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)                        (1.38)          (1.40)          (1.29)          (1.24)          (1.21)
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                           61.97           74.98 (d)       83.46          104.69           89.74
-----------------------------------------------------------------------------------------------------------------------

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(d) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam New Century Growth Fund and Putnam Technology Fund (Note 5).

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS R
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                For the
                                                                                                                period
                                                                                                             Dec. 1, 2003+
Per-share                                                                                                     to Dec. 31,
operating performance                                                                                             2003
---------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                                             $16.32
---------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------
Net investment loss (a)                                                                                           (.01)
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
loss on investments                                                                                               (.19)
---------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                                                             (.20)
---------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                                                   $16.12
---------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                                                                           (1.23)*
---------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                                                      $1
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                                                                          .13*
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)                                                                                         (.10)*
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                                           61.97
---------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS Y
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                For the
                                                                                                                 period
                                                                                                                March 4,
                                                                                              Year ended          2002+
Per-share                                                                                       Dec. 31        to Dec. 31
operating performance                                                                             2003            2002
-------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                             $12.18          $16.02
-------------------------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------------------------
Net investment loss (a)                                                                           (.09)           (.07)
-------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                                                        4.10           (3.77)
-------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                                             4.01           (3.84)
-------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                                   $16.19          $12.18
-------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                                                           32.92          (23.97)*
-------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                                 $20,261         $15,413
-------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                                                         1.09             .84*
-------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)                                                                         (.63)           (.54)*
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                           61.97           74.98 (d)
-------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(d) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam New Century Growth Fund and Putnam Technology Fund (Note 5).

    The accompanying notes are an integral part of these financial statements.


Notes to financial statements
December 31, 2003


Note 1
Significant accounting policies

Putnam Discovery Growth Fund (formerly known as Putnam Voyager Fund II) ("the fund"), is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The fund seeks long-term growth of capital by investing primarily in a portfolio of common stocks of U.S. companies with a focus on growth stocks.

The fund offers class A, class B, class C, class M, class R and class Y shares. The fund began offering class R shares on December 1, 2003. Class A shares are sold with a maximum front-end sales charge of 5.75%. Effective January 28, 2004, the maximum front-end sales charge for class A shares will decrease to 5.25%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A, class M and class R shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A and class R shares but lower than class B and class C shares. Class R shares are sold without a front-end sales charge and pay an ongoing distribution fee that is higher than class A shares, but lower than class B, class C and class M shares. Class R shares are offered to qualified employee-benefit plans. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments and trust companies.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

Effective April 19, 2004, a 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. For foreign investments, if trading or events occurring in other markets after the close of the principal exchange in which the foreign investments are traded are expected to materially affect the value of the investments, then those investments are valued, taking into consideration these events, at their fair value following procedures approved by the Trustees. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recognized on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund's portfolio.

F) Line of credit During the period, the fund was entered into a committed line of credit with certain banks. The line of credit agreement included restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the period ended August 6, 2003, the fund had no borrowings against the line of credit. Effective August 6, 2003, the fund no longer participated in a committed line of credit.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At December 31, 2003, the fund had a capital loss carryover of $1,353,456,206 available to the extent allowed by tax law to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover   Expiration
--------------------------------
  $89,673,200    December 31, 2007
   22,418,300    December 31, 2008
  859,054,021    December 31, 2009
  372,597,779    December 31, 2010
    9,712,906    December 31, 2011

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, realized and unrealized gains and losses on certain futures contracts, net operating loss and realized built-in losses. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended December 31, 2003, the fund reclassified $19,310,029 to decrease accumulated net investment loss and $36,227,530 to decrease paid-in-capital, with a decrease to accumulated net realized losses of $16,917,501.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation           $269,425,322
Unrealized depreciation            (84,848,014)
                                 -------------
Net unrealized appreciation        184,577,308
Undistributed ordinary income               --
Capital loss carryforward       (1,353,456,206)
Post-October loss                           --
Cost for federal income
tax purposes                    $1,376,908,130


Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

Effective January 28, 2004, Putnam Management has agreed to limit its compensation (and to the extent necessary, bear other expenses) through December 31, 2004, to the extent that the fund's net expenses as a percentage of average net assets exceed the average expense ratio for the fund's Lipper peer group of front-end load funds.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam, LLC. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. During the year ended December 31, 2003, the fund paid PFTC $4,139,776 for these services.

Under the subcustodian contract between the subcustodian bank and PFTC, the subcustodian bank has a lien on the securities of the fund to the extent permitted by the fund's investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At December 31, 2003, the payable to the subcustodian bank represents the amount due for cash advanced for the settlement of a security purchased.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the year ended December 31, 2003, the fund's expenses were reduced by $861,250 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $2,647 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended December 31, 2003, Putnam Retail Management, acting as underwriter, received net commissions of $223,216 and $6,601 from the sale of class A and class M shares, respectively, and received
$1,679,483 and $9,568 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended December 31, 2003, Putnam Retail Management, acting as underwriter, received $5,605 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the year ended December 31, 2003, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $965,910,515 and $1,402,956,538, respectively. There were no purchases and sales of U.S. government obligations.

Written options during the year are summarized as follows:

                                      Contract          Premiums
                                       Amounts          Received
----------------------------------------------------------------
Written options
outstanding at
beginning of year                      158,890          $329,697
----------------------------------------------------------------
Options opened                         286,954           223,119
Options exercised                     (122,954)         (102,449)
Options expired                       (289,339)         (413,759)
Options closed                         (33,551)          (36,608)
----------------------------------------------------------------
Written options
outstanding at
end of year                                 --               $--
----------------------------------------------------------------

Note 4
Capital shares

At December 31, 2003, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                    Year ended December 31, 2003
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          8,519,624      $118,336,007
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                     8,519,624       118,336,007

Shares repurchased                 (23,150,028)     (332,818,757)
----------------------------------------------------------------
Net decrease                       (14,630,404)    $(214,482,750)
----------------------------------------------------------------

                                    Year ended December 31, 2002
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         12,586,696      $188,213,124
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
Shares issued in
connection with
the merger
of Putnam
New Century
Growth Fund                         15,807,160       184,026,014
----------------------------------------------------------------
Shares issued in
connection with
the merger
of Putnam
Technology Fund                      3,565,776        41,512,546
----------------------------------------------------------------
                                    31,959,632       413,751,684

Shares repurchased                 (27,344,833)     (392,676,284)
----------------------------------------------------------------
Net increase                         4,614,799       $21,075,400
----------------------------------------------------------------

                                    Year ended December 31, 2003
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          4,592,643       $59,197,659
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                     4,592,643        59,197,659

Shares repurchased                 (15,285,737)     (203,482,483)
----------------------------------------------------------------
Net decrease                       (10,693,094)    $(144,284,824)
----------------------------------------------------------------

                                    Year ended December 31, 2002
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          6,235,901       $84,075,943
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
Shares issued in
connection with
the merger
of Putnam
New Century
Growth Fund                         14,084,902       154,781,583
----------------------------------------------------------------
Shares issued in
connection with
the merger
of Putnam
Technology Fund                      2,625,827        28,855,694
----------------------------------------------------------------
                                    22,946,630       267,713,220

Shares repurchased                 (17,989,536)     (239,374,880)
----------------------------------------------------------------
Net increase                         4,957,094       $28,338,340
----------------------------------------------------------------

                                    Year ended December 31, 2003
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            611,554        $8,217,211
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                       611,554         8,217,211

Shares repurchased                  (2,180,874)      (30,503,849)
----------------------------------------------------------------
Net decrease                        (1,569,320)     $(22,286,638)
----------------------------------------------------------------

                                    Year ended December 31, 2002
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            784,115       $10,926,816
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
Shares issued in
connection with
the merger
of Putnam
New Century
Growth Fund                          2,382,193        26,996,886
----------------------------------------------------------------
Shares issued in
connection with
the merger
of Putnam
Technology Fund                        417,904         4,736,015
----------------------------------------------------------------
                                     3,584,212        42,659,717

Shares repurchased                  (2,118,977)      (28,764,714)
----------------------------------------------------------------
Net increase                         1,465,235       $13,895,003
----------------------------------------------------------------

                                    Year ended December 31, 2003
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            494,994        $6,705,887
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                       494,994         6,705,887

Shares repurchased                  (1,530,112)      (21,019,327)
----------------------------------------------------------------
Net decrease                        (1,035,118)     $(14,313,440)
----------------------------------------------------------------

                                    Year ended December 31, 2002
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            651,151        $9,229,378
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
Shares issued in
connection with
the merger
of Putnam
New Century
Growth Fund                            652,596         7,321,397
----------------------------------------------------------------
Shares issued in
connection with
the merger
of Putnam
Technology Fund                        126,927         1,423,983
----------------------------------------------------------------
                                     1,430,674        17,974,758

Shares repurchased                  (1,956,503)      (26,817,340)
----------------------------------------------------------------
Net decrease                          (525,829)      $(8,842,582)
----------------------------------------------------------------

                                 For the period December 1, 2003
                                    (commencement of operations)
                                            to December 31, 2003
----------------------------------------------------------------
Class R                                 Shares            Amount
----------------------------------------------------------------
Shares sold                                 61            $1,000
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                            61             1,000

Shares repurchased                          --                --
----------------------------------------------------------------
Net increase                                61            $1,000
----------------------------------------------------------------

                                    Year ended December 31, 2003
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            558,826        $7,775,181
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                       558,826         7,775,181

Shares repurchased                    (572,532)       (8,060,974)
----------------------------------------------------------------
Net decrease                           (13,706)        $(285,793)
----------------------------------------------------------------

                                    For the period March 4, 2002
                                    (commencement of operations)
                                            to December 31, 2002
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,098,882       $17,154,082
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
Shares issued in
connection with
the merger
of Putnam
New Century
Growth Fund                            467,020         5,444,380
----------------------------------------------------------------
Shares issued in
connection with
the merger
of Putnam
Technology Fund                        127,471         1,486,022
----------------------------------------------------------------
                                     1,693,373        24,084,484

Shares repurchased                    (428,343)       (5,883,549)
----------------------------------------------------------------
Net increase                         1,265,030       $18,200,935
----------------------------------------------------------------

At December 31, 2003, Putnam, LLC owned 61 class R shares of the fund (100% of class R shares outstanding), valued at $998.


Note 5
Acquisition of Putnam New
Century Growth Fund and
Putnam Technology Fund

On September 30, 2002, the fund issued the following shares to acquire the net assets of Putnam New Century Growth Fund and Putnam Technology Fund in a tax-free exchange approved by the shareholders.

                            Shares                    Shares
                            Issued                 Exchanged
------------------------------------------------------------
Putnam New Century Growth Fund
Class A                 15,807,160                21,457,151
Class B                 14,084,902                18,415,197
Class C                  2,382,193                 3,211,025
Class M                    652,596                   865,070
Class Y                    467,020                   631,430

------------------------------------------------------------
Putnam Technology Fund
Class A                  3,565,776                21,518,687
Class B                  2,625,827                15,230,320
Class C                    417,904                 2,497,094
Class M                    126,927                   746,439
Class Y                    127,471                   768,364
------------------------------------------------------------

The net assets of the fund, Putnam New Century Growth Fund and Putnam Technology Fund on September 27, 2002, valuation date, were $1,085,142,284, $378,570,260 and $78,014,260, respectively. On September
27, 2002, Putnam New Century Growth Fund had unrealized depreciation of $58,246,235 and Putnam Technology Fund had unrealized depreciation of $46,319,684, respectively. The aggregate net assets of the fund immediately following the acquisition were $1,541,726,804.


Note 6
Regulatory matters and litigation

On November 13, 2003, Putnam Management agreed to entry of an order by the Securities and Exchange Commission in partial resolution of administrative and cease-and-desist proceedings initiated by the SEC on October 28, 2003 in connection with alleged excessive short-term trading by at least six Putnam Management investment professionals. The SEC's findings reflect that four of those employees engaged in such trading in funds over which they had investment decision-making responsibility and had access to non-public information regarding, among other things, current portfolio holdings and valuations. The six individuals are no longer employed by Putnam Management. Under the order, Putnam Management will make restitution for losses attributable to excessive short-term trading by Putnam employees, institute new employee trading restrictions and enhanced employee trading compliance, retain an independent compliance consultant, and take other remedial actions. Putnam Management neither admitted nor denied the order's findings, which included findings that Putnam Management willfully violated provisions of the federal securities laws. A civil monetary penalty and other monetary relief, if any, will be determined at a later date. If a hearing is necessary to determine the amounts of such penalty or other relief, Putnam Management will be precluded from arguing that it did not violate the federal securities laws in the manner described in the SEC order, the findings set forth in the SEC order will be accepted as true by the hearing officer and additional evidence may be presented. Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees. Administrative proceedings instituted by the Commonwealth of Massachusetts on October 28, 2003 against Putnam Management in connection with alleged market timing activities by Putnam employees and by participants in some Putnam-administered 401(k) plans are pending. Putnam Management has committed to make complete restitution for any losses suffered by Putnam shareholders as a result of any improper market-timing activities by Putnam employees or within Putnam-administered 401(k) plans.

The SEC's and Commonwealth's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Review of these matters by counsel for Putnam Management and by separate independent counsel for the Putnam funds and their independent Trustees is continuing. In addition, Marsh & McLennan Companies, Inc., Putnam Management's parent company, has engaged counsel to conduct a separate review of Putnam Management's policies and controls related to short-term trading. The fund may experience increased redemptions as a result of these matters, which could result in increased transaction costs and operating expenses.


Federal tax information
(Unaudited)

The Form 1099 you receive in January 2004 will show the tax status of all distributions paid to your account in calendar 2003.


About the Trustees

Jameson A. Baxter (9/6/43), Trustee since 1994

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), Advocate Health Care, and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (4/27/40), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the Securities and Exchange Commission.

John A. Hill (1/31/42), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman and Managing Director of First Reserve
Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company, Continuum Health Partners of New York, and various private companies controlled by First Reserve Corporation, as well as a Trustee of TH Lee Putnam Investment Trust (a closed-end investment company). He is also a Trustee of Sarah Lawrence College.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget, and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Ronald J. Jackson (12/17/43), Trustee since 1996

Mr. Jackson is a private investor.

Mr. Jackson is President of the Kathleen and Ronald J. Jackson
Foundation (a charitable trust). He is also a member of the Board of Overseers of WGBH (a public television and radio station) as well as a member of the Board of Overseers of the Peabody Essex Museum.

Mr. Jackson is the former Chairman, President, and Chief Executive Officer of Fisher-Price, Inc. (a major toy manufacturer), from which he retired in 1993. He previously served as President and Chief Executive Officer of Stride-Rite, Inc. (a manufacturer and distributor of footwear) and of Kenner Parker Toys, Inc. (a major toy and game manufacturer). Mr. Jackson was President of Talbots, Inc. (a distributor of women's apparel) and has held financial and marketing positions with General Mills, Inc. and Parker Brothers (a toy and game company). Mr. Jackson is a graduate of the University of Michigan Business School.

Paul L. Joskow (6/30/47), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid Transco (a UK-based holding company with interests in electric and gas transmission and distribution, and telecommunications infrastructure). He also serves on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company) and prior to March 2000 he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition, and privatization policies -- serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and B.A. from Cornell University.

Elizabeth T. Kennan (2/25/38), Trustee since 1992

Dr. Kennan is a partner in and Chairman of Cambus-Kenneth Bloodstock, LLC (cattle and thoroughbred horses). She is President Emeritus of Mount Holyoke College.

Dr. Kennan serves as a Trustee of Northeast Utilities and is a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. She is a Trustee of Centre College and of Midway College in Midway, Kentucky. She is also a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history, and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda's College at Oxford University, and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

John H. Mullin, III (6/15/41), Trustee since 1997

Mr. Mullin is the Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming).

Mr. Mullin serves as a Director of Alex. Brown Realty, Inc., The Liberty Corporation (a broadcasting company), Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light), and Sonoco Products, Inc. (a packaging company). Mr. Mullin is Trustee Emeritus of Washington & Lee University, where he served as Chairman of the Investment Committee. Prior to May 2001, he was a Director of Graphic Packaging International Corp.

Mr. Mullin also served as a Director of Dillon, Read & Co., Inc. until October 1997 and The Ryland Group, Inc. until January 1998. Mr. Mullin is a graduate of Washington & Lee University and The Wharton Graduate School, University of Pennsylvania.

Robert E. Patterson (3/15/45), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc.

Mr. Patterson serves as Chairman of the Joslin Diabetes Center and as a Director of Brandywine Trust Company. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, Mr. Patterson was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment advisor involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners) and as a Senior Vice President of the Beal Companies (a real estate management, investment, and development firm).

Mr. Patterson practiced law and held various positions in state government, and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard
College and Harvard Law School.

W. Thomas Stephens (9/2/42), Trustee since 1997

Mr. Stephens serves on a number of corporate boards.

Mr. Stephens serves as a Director of Xcel Energy Incorporated (a public utility company), TransCanada Pipelines Limited, Norske Canada, Inc. (a paper manufacturer), and Qwest Communications. Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

W. Nicholas Thorndike (3/28/33), Trustee since 1992

Mr. Thorndike serves on the boards of various corporations and charitable organizations.

Mr. Thorndike is a Director of Courier Corporation (a book publisher and manufacturer). He is also a Trustee of Northeastern University and an honorary Trustee of Massachusetts General Hospital, where he previously served as Chairman and President. Prior to December 2003, he was a Director of The Providence Journal Co. (a newspaper publisher). Prior to September 2000, he was a Director of Bradley Real Estate, Inc.; prior to April 2000, he was a Trustee of Eastern Utilities Associates; and prior to December 2001, he was a Trustee of Cabot Industrial Trust.

Mr. Thorndike has also served as Chairman of the Board and Managing Partner of Wellington Management Company/Thorndike, Doran, Paine & Lewis (a registered investment advisor that manages mutual funds and institutional assets), as a Trustee of the Wellington Group of Funds (currently The Vanguard Group), and as Chairman and a Director of Ivest Fund, Inc. Mr. Thorndike is a graduate of Harvard College.

George Putnam, III* (8/10/51), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment advisor). He is a Trustee of St. Mark's School, Shore Country Day School, and until 2002 was a Trustee of the Sea Education
Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert Price & Rhoads in Philadelphia. He is a graduate of Harvard College, Harvard Business School, and Harvard Law School.

A.J.C. Smith* (4/13/34), Trustee since 1986

Mr. Smith is Chairman of Putnam Investments and a Director of Marsh & McLennan Companies, Inc.

Mr. Smith is also a Director of Trident Corp. (a limited partnership with over thirty institutional investors). He is also a Trustee of the Carnegie Hall Society, the Educational Broadcasting Corporation, and the National Museums of Scotland. He is Chairman of the Central Park Conservancy and a Member of the Board of Overseers of the Joan and Sanford I. Weill Graduate School of Medical Sciences of Cornell University. Prior to May 2000 and November 1999, Mr. Smith was Chairman and CEO, respectively, of Marsh & McLennan Companies, Inc.

  The address of each Trustee is One Post Office Square, Boston, MA 02109.

  As of December 31, 2003, there were 101 Putnam Funds.

  Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Putnam, III, and Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of the fund or Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc. George Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Smith serves as a Director of Marsh & McLennan Companies, Inc. and as Chairman of Putnam Investments.


Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (7/26/38)
Executive Vice President, Treasurer and Principal Financial
Officer
Since 1989

Managing Director, Putnam Investments
and Putnam Management

Patricia C. Flaherty (12/1/46)
Senior Vice President
Since 1993

Senior Vice President, Putnam Investments and Putnam
Management

Karnig H. Durgarian (1/13/56)
Vice President and Principal Executive Officer
Since 2002

Senior Managing Director, Putnam Investments

Steven D. Krichmar (6/27/58)
Vice President and Principal Financial Officer
Since 2002

Managing Director, Putnam Investments. Prior to July 2001,
Partner, PricewaterhouseCoopers LLP

Michael T. Healy (1/24/58)
Assistant Treasurer and Principal
Accounting Officer
Since 2000

Managing Director, Putnam Investments

Beth S. Mazor (4/6/58)
Vice President
Since 2002

Senior Vice President, Putnam Investments

Gordon H. Silver (7/3/47)
Vice President
Since 1990

Senior Managing Director, Putnam Investments, Putnam
Management and Putnam Retail Management

Mark C. Trenchard (6/5/62)
Vice President and BSA Compliance Officer
Since 2002

Senior Vice President, Putnam Investments

William H. Woolverton (1/17/51)
Vice President and Chief Legal Officer
Since 2003

Managing Director, Putnam Investments, Putnam Management and
Putnam Retail Management

Judith Cohen (6/7/45)
Clerk and Assistant Treasurer
Since 1993

Clerk and Assistant Treasurer, The Putnam Funds

The address of each Officer is One Post Office Square,
Boston, MA 02109.


The Putnam family of funds

The following is a complete list of Putnam's open-end mutual funds. Investors should consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth Funds

Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund*
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund
Vista Fund
Voyager Fund

Blend Funds

Capital Appreciation Fund
Capital Opportunities Fund
Europe Equity Fund*
Global Equity Fund*
Global Natural Resources Fund*
International Capital Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund
Tax Smart Equity Fund
Utilities Growth and Income Fund

Value Funds

Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund*
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund+

Income Funds

American Government Income Fund
Diversified Income Trust
Global Income Trust*
High Yield Advantage Fund+*
High Yield Trust*
Income Fund
Intermediate U.S. Government
Income Fund
Money Market Fund++
U.S. Government Income Trust

Tax-free Income Funds

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds

Arizona, California, Florida, Massachusetts, Michigan,
Minnesota, New Jersey, New York, Ohio and Pennsylvania

Asset Allocation Funds

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

 * A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

 + Closed to new investors.

++ An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

   Check your account balances and current performance at www.putnaminvestments.com.


Services for shareholders

Investor services

Help your investment grow Set up a program for systematic investing with as little as $25 a month from a Putnam fund or from your own savings or checking account. (Regular investing does not guarantee a profit or protect against loss in a declining market.)

Switch funds easily* You can move money from one Putnam fund to another within the same class of shares without a service charge.

Access your money easily You can have checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares. Class B and class C shares carry a sales charge that is applied to certain withdrawals.

How to buy additional shares You may buy shares through your financial advisor or directly from Putnam. To open an account by mail, send a check made payable to the name of the fund along with a completed fund application. To add to an existing account, complete the investment slip found at the top of your Confirmation of Activity statement and return it with a check payable to your fund.

For more information

Visit www.putnaminvestments.com A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Use our toll-free number 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

* This privilege is subject to change or termination. An exchange of funds may result in a taxable event. Certain funds have imposed a 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase. See a prospectus for details.


Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary

Trust Company

Legal Counsel

Ropes & Gray LLP

Independent Auditors

PricewaterhouseCoopers LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Treasurer and Principal Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and
Principal Executive Officer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Beth S. Mazor
Vice President

Gordon H. Silver
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

William H. Woolverton
Vice President and
Chief Legal Officer

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Discovery Growth Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam's Quarterly Performance Summary, and Putnam's Quarterly Ranking Summary. For more recent performance, please visit www.putnaminvestments.com. Investors should consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For more information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.

AN017-203448  377/2AR/2LR/2AO/26P/2ZC  2/04

Not FDIC Insured    May Lose Value    No Bank Guarantee


PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------

Putnam Discovery Growth Fund
Supplement to Annual Report dated 12/31/03

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which do not incur a front-end load, a distribution fee, or a contingent deferred sales charge, will differ from the performance of class A, B, C, M, and R shares, which are discussed more extensively in the annual report.

RESULTS AT A GLANCE
----------------------------------------------------------------------------

Total return for periods ended 12/31/03

                                                                        NAV

1 year                                                                32.92%
5 years                                                              -20.26
Annual average                                                        -4.43
10 years                                                              97.25
Annual average                                                         7.03
Life of fund (since class A inception, 4/14/93)
Annual average                                                         8.62

Share value:                                                            NAV

12/31/02                                                             $12.18
12/31/03                                                             $16.19

----------------------------------------------------------------------------

Distributions: The fund did not make any distributions during this period.

----------------------------------------------------------------------------

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.

Item 2. Code of Ethics:
-----------------------
All officers of the Fund, including its principal executive, financial and accounting officers, are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:
-----------------------------------------
The Funds' Audit and Pricing Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Pricing Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that all members of the Funds' Audit and Pricing Committee meet the financial literacy requirements of the New York Stock Exchange's rules and that Mr. Patterson and Mr. Stephens qualify as "audit committee financial experts" (as such term has been defined by the Regulations) based on their review of their pertinent experience and education. Certain other Trustees, although not on the Audit and Pricing Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Pricing Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditors:

                    Audit       Audit-Related   Tax       All Other
Fiscal year ended   Fees        Fees            Fees      Fees
-----------------   ----------  -------------   -------   ---------
December 31, 2002   $61,643     $45,700*        $4,124    $1,841
December 31, 2003   $63,857     $    --         $3,447    $   --

*Includes fees billed to the fund for services relating to one or more fund mergers. A portion of such fees was paid by Putnam Management.

For the fiscal years ended December 31, 2003 and December 31, 2002, the fund's independent auditors billed aggregate non-audit fees in the amounts of $144,277 and $51,665, respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represents fees billed for the fund's last two fiscal years.

Audit-Related Fees represents fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to calculation of investment performance.

Pre-Approval Policies of the Audit and Pricing Committee. The Audit and Pricing Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee and will generally not be subject to pre-approval procedures.

Under certain circumstances, the Audit and Pricing Committee believes that it may be appropriate for Putnam Investment Management, LLC ("Putnam Management") and certain of its affiliates to engage the services of the funds' independent auditors, but only after prior approval by the Committee. Such requests are required to be submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work must be performed by that particular audit firm. The Committee will review the proposed engagement at its next meeting.

Since May 6, 2003, all work performed by the independent auditors for the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund was pre-approved by the Committee or a member of the Committee pursuant to the pre-approval policies discussed above. Prior to that date, the Committee had a general policy to pre-approve the independent auditor's engagements for non-audit services with the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

The following table presents fees billed by the fund's principal auditor for services required to be approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X.

                    Audit-Related   Tax   All Other   Total Non-
Fiscal year ended   Fees            Fees  Fees        Audit Fees
-----------------   -------------   ----  ---------   ----------
December 31, 2002   $--             $--   $--         $--
December 31, 2003   $--             $--   $--         $--

Items 5-6. [Reserved]
---------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. [Reserved]
------------------

Item 9. Controls and Procedures:
--------------------------------

(a) The registrant's principal executive officer and principal financial officers have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

Although such officers reached the conclusion expressed in the preceding paragraph, they are aware of matters that raise concerns with respect to controls, each of which arose in connection with the administration of 401(k) plans by Putnam Fiduciary Trust Company. The first matter, which occurred in early 2001, involved the willful circumvention of controls by certain Putnam employees in connection with the correction of operational errors with respect to a 401(k) client's investment in certain Putnam Funds, which led to losses in five Putnam Funds (not including the registrant). Such officers became aware of this matter in February 2004. The second matter, which occurred in 2002, involved the willful circumvention by certain Putnam employees of policies and procedures in connection with the payment of Putnam corporate expenses. Such officers did not learn that this matter involved a Putnam Fund until January 2004. Putnam has made restitution to the affected Funds, implemented a number of personnel changes, including senior personnel, begun to implement changes in procedures to address these items and informed the SEC, the Funds' Trustees and independent auditors. An internal investigation and review of procedures and controls are currently ongoing.

In reaching the conclusion expressed herein, the registrant's principal executive officer and principal financial officers considered a number of factors, including the nature of the matters described above, when the matters occurred, the individuals involved, personnel changes that have occurred since these matters occurred, the results to date of the current ongoing investigation and the overall quality of controls at Putnam at this time.

(b) Changes in internal control over financial reporting:
Not applicable

Item 10. Exhibits:
------------------

(a) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: March 5, 2004



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Steven Spiegel
                                     ---------------------------
                                     Steven Spiegel
                                     Principal Executive Officer
Date: March 5, 2004



By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Financial Officer
Date: March 5, 2004



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: March 5, 2004